UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 1999

         Commission File Number:  0-10726

                        C-COR Electronics, Inc.
             (Exact name of Registrant as specified in its charter)

       Pennsylvania                                     24-0811591
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)

  60 Decibel Road, State College, Pennsylvania               16801
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:            (814) 238-2461

Not applicable
(Former name or former address, if changed since last report.)

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Item 5.  Other Events.

On May 25, 1999, the Registrant issued a press release, which is attached to this Current Report as Exhibit 99.1, announcing that it has executed a letter of intent to acquire Silicon Valley Communications, Inc.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         99.1 Press Release, dated May 25, 1999, of C-COR Electronics, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR ELECTRONICS, INC.
(Registrant)

May 26, 1999


By: /s/ David A. Woodle,
Name: David A. Woodle
Title: President and Chief Executive Officer